UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2009
BRIGHTPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-12845	35-1778566

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

7635 Interactive Way, Suite 200, Indianapolis, Indiana	46278

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (317) 707-2355

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory arrangements of certain officers.
     On February 19, 2009, upon the recommendation of the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors of the Company, the Board of Directors took the following actions regarding its executive officers’, including its Chief Executive Officer’s, compensation for fiscal years 2009 and 2010:
A.	Award of 2009 Performance-Based and Discretionary Equity Awards:
     The Committee determined that the Company achieved predetermined financial goals and strategic milestones for the full year, which accounted for 100% of the maximum performance- based award that could be received. Accordingly, pursuant to the 2009 Executive Equity Program, each of Company’s executive officers each received 100% of his potential performance-based equity (granted as restricted stock units (“RSUs”) under the Company’s Amended and Restated 2004 Long-Term Incentive Plan (the “Plan”)), bonus for the year ended December 31, 2009. The following table sets forth the performance-based equity bonus awards for 2009:

Performance Goal
Achievement RSUs
Awarded for Fiscal 2009
Executive Officer	(1)
Robert J. Laikin, Chairman of the Board and Chief Executive Officer	270,000

J. Mark Howell, Co-Chief Operating Officer and President, Americas	137,500

Anthony Boor, Executive Vice President, Chief Financial Officer and Treasurer	112,500

Steven E. Fivel, Executive Vice President, General Counsel and Secretary	85,000

R. Bruce Thomlinson, President Asia Pacific	103,564

Jac Currie, Chief Information Officer	95,000

Performance Goal
Achievement RSUs
Awarded for Fiscal 2009
Executive Officer	(1)
Anurag Gupta President, Europe, Middle East and Africa (2)	25,000

(1)	The performance based RSUs vested as to one-third on February 3, 2010 and will vest as to one-third on each of February 3, 2011 and February 3, 2012.

(2)	Anurag Gupta was named President, Europe, Middle East and Africa in January 2010.
     The executive officers set forth below also each received, as a result of the Committee’s determination that they had performed exceptionally well during the challenging 2009 fiscal year, discretionary equity awards (granted as RSUs under the Plan) for 2009. The discretionary equity awards are set forth below:

Executive Officer	Discretionary RSUs Awarded for Fiscal 2009
Robert J. Laikin, Chairman of the Board and Chief Executive Officer	123,796

J. Mark Howell, Co-Chief Operating Officer and President, Americas	85,970

Anthony Boor, Executive Vice President, Chief Financial Officer and Treasurer	79,092

Steven E. Fivel, Executive Vice President, General Counsel and Secretary	29,230

R. Bruce Thomlinson, President Asia Pacific	39,851

Jac Currie, Chief Information Officer	32,669

Anurag Gupta President, Europe, Middle East and Africa	44,704

B. 2010 Compensation.
     As a result of the continued strong efforts of the executive officers and their ongoing contributions to the Company’s success, the Board voted to increase the base salary for all senior executive officers with the exception of Mr. Laikin who requested that the Compensation and Human Resources Committee not recommend to the Board of Directors an increase to his base salary and the Compensation and Human Resources Committee reluctantly accepted his proposal.
The Base Salary effective in 2010 for the Company’s senior executive officers are set forth below:

EXECUTIVE OFFICER	REVISED BASE SALARY
Robert J. Laikin, Chairman of the Board and Chief Executive Officer	$900,000

J. Mark Howell, Co-Chief Operating Officer and President, Americas	$580,000

Anthony Boor, Executive Vice President, Chief Financial Officer and Treasurer	$535,000

Steven E. Fivel, Executive Vice President, General Counsel and Secretary	$437,750

R. Bruce Thomlinson, President, Asia Pacific	AUS $663,338

Jac Currie, Chief Information Officer	$489,250

Anurag Gupta President, Europe, Middle East and Africa	$375,000

     In light of the Company’s success during the global economic downturn, the upon recommendation of the Compensation and Human Resources Committee, the Board voted to reinstate the Company’s Executive Bonus Program for 2010. The 2010 Executive Bonus Program (the “Program”) will use an adjusted income from continuing operations as a Financial Target metric and will evaluate the achievement of certain strategic measures as a Strategic Target as set forth in the Program to determine bonus payments. The target bonus opportunities available to certain senior executive officers under the Program are as follows:

Income from
Continuing
Operations (ICO)
		from 75% to 99% of	ICO from 100% to
		Operating Plan	124% of Operating	ICO of 125% or more
		Goal:	Plan:	of Operating Plan:
	Target Bonus	50% of Target	100% of Target	150% of Target
Executive Officer	Opportunity	Opportunity Earned	Opportunity Earned	Opportunity Earned
Robert J.	100% of Base	Bonus	Bonus	Bonus
Laikin, Chairman of	Salary -	Opportunity:	Opportunity:	Opportunity:
the Board and Chief Executive	$900,000	$450,000	$900,000	$1,350,000
Officer

J. Mark Howell,	50% of Base	Bonus	Bonus	Bonus
Co-Chief Operating	Salary -	Opportunity:	Opportunity:	Opportunity:
Officer and President, Americas	$290,000	$145,000	$290,000	$435,000

Anthony Boor,	50% of Base	Bonus	Bonus	Bonus
Executive Vice	Salary -	Opportunity:	Opportunity:	Opportunity:
President, Chief Financial Officer and Treasurer	$267,500	$133,750	$267,500	$401,250

Steven E. Fivel,	50% of Base	Bonus	Bonus	Bonus
Executive Vice	Salary -	Opportunity:	Opportunity:	Opportunity:
President, General Counsel and Secretary	$218,875	$109,438	$218,875	$328,313

Income from
Continuing
Operations (ICO)
		from 75% to 99% of	ICO from 100% to
		Operating Plan	124% of Operating	ICO of 125% or more
		Goal:	Plan:	of Operating Plan:
	Target Bonus	50% of Target	100% of Target	150% of Target
Executive Officer	Opportunity	Opportunity Earned	Opportunity Earned	Opportunity Earned
R. Bruce	50% of Base	Bonus	Bonus	Bonus
Thomlinson,	Salary -	Opportunity:	Opportunity:	Opportunity:
President, Asia Pacific	AUS $331,669	AUS $165,835	AUS $331,669	AUS $497,504

Jac Currie, Chief	50% of Base	Bonus	Bonus	Bonus
Information Officer	Salary -	Opportunity:	Opportunity:	Opportunity:
	$244,625	$122,313	$244,625	$366,938

Anurag Gupta	50% of Base	Bonus	Bonus	Bonus
President, Europe,	Salary -	Opportunity:	Opportunity:	Opportunity:
Middle East and Africa	$187,500	$93,750	$187,500	$281,250

     The Board approved, upon the recommendation of the Compensation and Human Resources Committee, to continue to offer, as part of the overall compensation program, the 2010 Executive Equity Program. administered in accordance with the Plan. On February 19, 2010, the Company’s executive officers were granted the following performance based RSUs. The grants made pursuant to the 2010 Executive Equity Program are subject to forfeiture, in whole or in part, if the Company does not achieve certain performance goals, as determined by the Committee, weighted as follows: (i) adjusted income from continuing operations (up to 50%) and (ii) strategic objectives (up to 50%). If any or all of the performance goals are not achieved, then the corresponding percentage of the RSUs granted would be forfeited. Those RSUs no longer subject to forfeiture vest in three equal annual installments beginning with the first third vesting on the first anniversary of the grant, subject to, and in accordance with the Plan and the RSU agreements entered into between the Company and the grantee.

	Target Equity Award
	(Up to % of Base
Name and Position	Salary)	Number of RSUs
Robert J. Laikin, Chairman of the Board and Chief Executive Officer	175%	216,644

J. Mark Howell, Co-Chief Operating Officer and President, Americas	125%	99,725

Anthony Boor, Executive Vice President, Chief Financial Officer and Treasurer	125%	91,988

Steven E. Fivel, Executive Vice President, General Counsel and Secretary	100%	75,267

R. Bruce Thomlinson(1), President Asia Pacific, Middle East and Africa	125%	98,708

Jac Currie, Chief Information Officer	100%	67,297

Anurag Gupta, President Europe, Middle East and Africa	125%	64,477

(1)	Mr. Thomlinson’s equity target was converted by using an exchange rate of 1 AUS$ = 0.8655 US$

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHTPOINT, INC. (Registrant)
By:	/s/ Steven E. Fivel
Steven E. Fivel
Executive Vice President and General Counsel

Date: February 25, 2009